Distributor:
Pacific Global Fund Distributors, Inc.
206 North Jackson Street
Suite 201
Glendale, California 91206
1.800.282.6693

                                     Income
                                      Fund

                                  Annual Report

                                February 28, 1996

Dear Shareholder

February 28, 1996

After suffering through the worst bear market since 1927, the bond market reversed itself in early 1995. The market became convinced that the economy was slowing, inflation was under control and the U.S. Federal Reserve began reducing interest rates. This ignited a bond rally that saw long-term interest rates decline from 8.15% in late 1994 to 5.95% by December 31, 1995. The bond rally also supported an impressive stock rally led by technology and blue chip stocks.

   While the Pacific Advisors Income Fund ("Fund") participated in the rally, the investment strategy was less aggressive, to protect capital in the event there was a sudden increase in inflation. The Fund had a total return of 11.98%, for the period January 1, 1995 to December 31, 1995. The investment results are based on shares purchased at the offering price, after deducting the Fund's current maximum sales charge, on January 1, 1995 and held through December 31, 1995, with all dividends and capital gains reinvested and after expense reimbursements. The Fund made distributions of $0.34 for the year.

   The investment strategy of the Fund seeks to invest in securities that will provide a good return with a minimum of risk to capital. We believe this strategy works well in most markets but may cause the Fund's performance to lag in the later stages of a bull market. A rapid drop in long-term interest rates was the primary reason for the bond and stock market rallies. While the economy was slowing and inflation remained under control, we did not believe these fundamentals had changed so significantly to support the rapid decline in long-term interest rates nor the large increase in the stock market. For these reasons, we were more selective in our investments to protect capital in the event of a sudden reversal in the market.

   As interest rates decreased during the year, the Fund continued to buy intermediate term bonds as the bond market rallied. The average maturity for bonds in the Fund increased to 3.7 years by year end. This enabled the Fund to profit from the bond rally but with the flexibility to buy shorter or longer term bonds, as interest rate trends became more clear. Equity investments in the Fund were 19.20% at December 31, 1995. In the later stages of this bull market, we anticipate corrections in the market which will provide opportunities for the Fund to increase its equity position.

   Longer term, we expect interest rates to decline through the turn of the century. In the short term, we anticipate some volatility that may see long-term interest rates increase before resuming a downward trend towards 5.0% to 6.0%. Given this scenario, we anticipate purchasing bonds that will increase our average maturity to about five years. We will continue to purchase stocks that provide growth in income and price appreciation potential. This investment strategy should provide inflation protection and growth in income potential in a declining interest rate environment.

     We continue to believe that the Fund's investment strategy will provide good returns without significant volatility or market risk. This is consistent with the Fund's objective, to provide current income and capital appreciation while conserving capital. Please contact your financial adviser or Pacific Advisors Fund Inc., if you have questions or would like more information on the Fund.

   Respectively submitted,

   /s/ GEORGE A. HENNING            /s/ ALAN E. ROSENFIELD
   ----------------------------     ---------------------------
   George A. Henning                Alan E. Rosenfield
   Chairman                         Adviser
                                    MMG Money
                                    Management Group, Inc.


                     Change in Value of $10,000 Investment*

This chart shows the growth of a $10,000 investment made in Pacific Advisors Income Fund on February 8, 1993 compared to the growth of the Lehman T-Bond Index, Intermediate.



                                    [GRAPH]


* Reflects the deduction of the 4.75% maximum sales charge and assumes all distributions were reinvested at net asset value and after expense reimbursements. The results show annualized returns for 1993, since February 8, 1993 was the inception date of the Fund.

   The Lehman T-Bond Index is an unmanaged index of intermediate government bonds since 12/31/80.

   Past performance does not guarantee future results. Share price and return fluctuate, so that your shares when redeemed, may be worth more or less than their original cost.

                             Schedule of Investments

                                December 31, 1995

                                          Shares/Par value         Value
                                          ----------------         -----

U.S. GOVERNMENT OBLIGATIONS (56.69%)

U.S. TREASURY NOTES (53.69%)
    U.S. Treasury Note 6.50% 9/30/96         $ 10,000             $ 10,091
    U.S. Treasury Note 6.50% 4/30/97          100,000              101,688
    U.S. Treasury Note 5.75% 9/30/97           75,000               75,680
    U.S. Treasury Note 6.50% 8/15/97           15,000               15,300
    U.S. Treasury Note 7.75% 11/30/99         115,000              124,595
    U.S. Treasury Note 7.125% 2/29/00          45,000               47,925
    U.S. Treasury Note 5.75% 10/31/00         100,000              101,531
    U.S. Treasury Note 7.875% 11/15/04         85,000               98,441
    U.S. Treasury Note 6.50% 8/15/05           30,000               31,959
                                                                  --------
                                                                   607,210
                                                                  --------
    TOTAL U.S. GOVERNMENT OBLIGATIONS                             $607,210
                                                                  --------

CORPORATE BONDS (13.00%)

AUTOMOBILES AND TRUCKS (4.75%)
    Ford Motor 9.07% 7/5/96                  $ 50,000             $ 50,886
                                                                  --------

BANK (6.72%)
    Nations Bank 5.125% 9/15/98                45,000               44,445
    International Bank Reconstruction
         & Development 8.64% 6/18/01           25,000               27,500
                                                                  --------
                                                                    71,945
                                                                  --------
FINANCIAL (1.53%)
    Salomon Mtn 9/30/2003
    Floating Rate                              20,000               16,400
                                                                  --------

    TOTAL CORPORATE BONDS                                         $139,231
                                                                  --------

                                                          Shares/Par Value        Value
                                                          ----------------        -----

     PREFERRED STOCK (4.77%)

     Insurance (2.51%)
         UNUM Corp. 8.80% Series A                              1,000           $ 26,875
                                                                                --------
     Telephone (2.26%)
         GTE 8.75% Series B                                       900             24,187
                                                                                --------

         TOTAL PREFERRED STOCK                                                  $ 51,062
                                                                                --------



     COMMON STOCK (14.43%)

     HEALTH CARE (4.53%)
         Mid Atlantic Medical Services*                         2,000           $ 48,500
                                                                                --------

     HEALTH INSURANCE (2.07%)
         Oxford Health Plans*                                     300             22,163
                                                                                --------


     INSURANCE PROPERTY AND CASUALTY (1.89%)
         Gainsco Inc.                                           1,785             20,304
                                                                                --------


     INVESTMENT TRUSTS (4.04%)
         Crescent Real Estate Eq                                  500             17,062
         Blackrock Target Term Trust                            3,000             26,250
                                                                                --------
                                                                                  43,312
                                                                                --------
     REAL ESTATE INVESTMENT TRUSTS (REITs) (0.88%)
         Bradley Real Estate Inc.                                 700              9,450
                                                                                --------

     Technology (1.02%)
         Microchip Technology*                                    300             10,950
                                                                                --------

         TOTAL COMMON STOCK                                                     $154,679
                                                                                --------



---------------------------------
* Non income producing.

                                                          Shares/Par Value        Value
                                                          ----------------        -----

TOTAL INVESTMENT SECURITIES (88.90%)                                            $    952,182
                                                                                ------------
SHORT-TERM INVESTMENTS (8.56%)
         United Missouri Bank Money Market Fund                                       91,651
                                                                                ------------
OTHER ASSETS LESS LIABILITIES (2.55%)                                                 27,320
                                                                                ------------
TOTAL NET ASSETS                                                                $  1,071,153
                                                                                ============

                       Statement of Assets and Liabilities

                                December 31, 1995

ASSETS:
         Investment securities at market value (cost: $900,286)                      $  952,182
         Short-term investments, at cost, which is equivalent to market                  91,651
         Other assets                                                                    16,375
         Accrued income receivable                                                       10,648
         Receivable for capital shares sold                                                 327
         Organizational expenses, net of amortization (Note 1)                           23,984
                                                                                     ----------
         Total assets                                                                 1,095,167
                                                                                     ----------
LIABILITIES:
         Payable to Investment Adviser (Note 1)                                          23,984
         Payable for capital shares redeemed                                                 30
                                                                                     ----------
         Total liabilities                                                               24,014
                                                                                     ----------



NET ASSETS:
         (Equivalent to $9.67 per share on 110,752 shares of Capital Stock
         outstanding - 100 million shares authorized)                                $1,071,153
                                                                                     ==========


SUMMARY OF SHAREHOLDER'S EQUITY
         Paid-in capital                                                             $1,018,977
         Undistributed net investment income                                                236
         Undistributed capital gains                                                         44
         Unrealized appreciation of investments                                          51,896
                                                                                     ----------
         Net assets at December 31, 1995                                             $1,071,153
                                                                                     ==========


                 See Accompanying Notes to Financial Statements.

                             Statement of Operations

                      For the Year Ended December 31, 1995

INVESTMENT INCOME:
         Dividends                                                                         $     6,967
         Interest                                                                               42,815
                                                                                           -----------
             Total Income                                                                       49,782
                                                                                           -----------

EXPENSES:
         Transfer Agent Expense                                                                 16,753
         Fund Accounting Fees                                                                   16,466
         Amortization Expense                                                                   11,124
         Investment Advisory Fees                                                                6,344
         Custody Fees                                                                            5,904
         Registration Fees                                                                       4,040
         Legal Expense                                                                           2,310
         Distribution Fees (Note 3)                                                              1,758
         Audit Fees                                                                              1,711
         Printing                                                                                1,201
         Other Expense                                                                             936
         Director Fees/Meetings                                                                    748
                                                                                           -----------
              Total Expenses, before reimbursements                                             69,295
         Less Fees Waived and Expenses Reimbursed (Note 3)                                     (53,649)
                                                                                           -----------
              Net Expenses                                                                      15,646
                                                                                           -----------
         NET INVESTMENT INCOME:                                                                            $    34,136
                                                                                                           -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
         Net realized gain on investments
              Proceeds from sales of investment securities (excluding short-term
                  investments with maturities 60 days or less)                             $ 1,744,270
              Cost of investment securities sold                                             1,736,123
                                                                                           -----------
                  Net realized gain on investments                                                               8,147
         Net unrealized appreciation (depreciation) of investments:
              Beginning of year                                                            $    (3,731)
              End of year                                                                       51,896
                                                                                           -----------
                  Net unrealized appreciation of investments                                                    55,627
                                                                                                           -----------
         Net realized and unrealized gain on investments                                                        63,774
                                                                                                           -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:                                                      $    97,910
                                                                                                           ===========





                 See Accompanying Notes to Financial Statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                     For the year ended    For the year ended
                                                                      December 31, 1995     December 31, 1994
                                                                     ------------------    ------------------
INCREASE IN NET ASSETS:
     FROM OPERATIONS:
         Net investment income                                           $    34,136        $    11,183
         Net realized gain (loss) on investments                               8,147             (5,087)
         Net unrealized appreciation (depreciation) of investments            55,627             (4,279)
                                                                         ------------------------------
         Increase in net assets resulting from operations                     97,910              1,817
                                                                         ------------------------------

     FROM DISTRIBUTIONS TO SHAREHOLDERS:
         Net investment income                                               (34,111)           (10,974)
         Net capital gains                                                    (3,016)              --
                                                                         ------------------------------
         Decrease in net assets resulting from distributions                 (37,127)           (10,974)
                                                                         ------------------------------

     FROM CAPITAL SHARE TRANSACTIONS:
         Proceeds of shares sold (38,504 and 67,031 shares)                  360,667            611,351
         Proceeds from shares sold upon reinvestment
              of dividends (3,066 and 1,084 shares)                           28,918              9,804
         Cost of shares repurchased (1,210 and 12,655 shares)                (11,404)          (115,021)
                                                                         ------------------------------
         Increase in net assets derived from capital
              share transactions                                             378,181            506,134
                                                                         ------------------------------
         Increase in net assets                                              438,964            496,977

NET ASSETS:
     BEGINNING OF YEAR
         (includes undistributed
         net investment income of $211 and $2)                               632,189            135,212
                                                                         ------------------------------
     END OF YEAR
         (includes undistributed
         net investment income of $236 and $211)                         $ 1,071,153        $   632,189
                                                                         ==============================





                 See Accompanying Notes to Financial Statements.

                          NOTES TO FINANCIAL STATEMENTS

Note 1.       ORGANIZATION

              Pacific Advisors Fund Inc. (the "Company") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Company was organized on May 18, 1992 as a Maryland corporation and had no operations prior to February 8, 1993, other than those relating to organizational matters including the sale of 2,778 shares of stock of each of its four series ("Funds") at $9.00 per share to the Company's investment manager, Pacific Global Investment Management Company. The Company currently offers four Funds: Small Cap Fund, Balanced Fund, Income Fund, and Government Securities Fund. Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies, and restrictions. The Income Fund seeks to provide current income and secondarily, long-term capital appreciation.

              The Investment Manager paid the organizational and other initial expenses of the Fund incurred prior to the initial offering of the Fund's shares. However, the Fund has agreed to reimburse the Investment Manager for such expenses. The organizational costs will be deferred and amortized by each Fund over a period during which it is expected that a benefit will be realized, but no longer than five years from the date of the Funds' commencement of operations. Prepaid expenses will be amortized over a period not to exceed twelve months.

Note 2.       SIGNIFICANT ACCOUNTING POLICIES

              A. SECURITY VALUATION - Securities listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the NYSE. OTC issues not quoted on NASDAQ system and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources (including Quotron), where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity of less than 60 days are valued on an amortized cost basis.

              B. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and Federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

              C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Income Fund declares and distributes dividends of its net investment income, if any, quarterly. The Board of Directors will determine the amount and timing of such payments.

              D. FEDERAL INCOME TAXES - No provision is made for Federal taxes since the Company intends to qualify as a regulated investment company and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from Federal income and excise taxes.

              E. ORGANIZATIONAL COSTS - Costs incurred by the Income Fund in connection with its organization, registration and initial public offering of shares have been deferred and are being amortized using the straight-line method over a five-year period in accordance with the Expense Limitation Agreement for each of the Funds. During 1995, the Investment Manager assumed the amortization expense of $11,124 for organizational expenses.

NOTE 3.       INVESTMENT MANAGEMENT, DISTRIBUTOR AND OTHER RELATED PARTY
              TRANSACTIONS

              The Company and Income Fund have entered into an investment management agreement ("Management Agreement") with Pacific Global Investment Management Company (the "Manager") and sub-advisory agreement ("Sub-Advisory Agreements") with MMG Money Management Group, Inc. (the "Adviser"). The Management Agreement provides for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.75% for the Income Fund. The Sub-Advisory Agreement provides for a sub-advisory fee, payable monthly, and calculated at the maximum annual rate of 0.40% for Income Fund. The Manager is solely responsible for the payment of these fees to the Adviser.

              In accordance with its expense limitation agreements ("Expense Limitation Agreements") with the Company, on behalf of each Fund, the Manager is required to reduce its investment management fee in any fiscal year in which all Fund Operating Expenses exceed the lowest applicable limit actually enforced by any state, and to reimburse the Income Fund for any additional expenses that exceed such limit. In addition, from time to time, the Manager and the Adviser may voluntarily waive their management and sub-advisory fees, respectively, and/or absorb certain expenses for the Income Fund.

              Pursuant to the Expense Limitation Agreements, the voluntary waiver of fees and the assumption of expenses by the Manager and the Adviser, the following amounts were waived or reimbursed for the year January 1, 1995 to December 31, 1995 for the Income Fund; $6,344 of management and sub-advisory fees were waived and $47,305 was reimbursed by the Manager.

              For the year January 1, 1995 to December 31, 1995, Pacific Global Fund Distributors, Inc., the principal underwriter for the Company, received $1,966 of commissions on sales of capital stock of the Income Fund, after deducting $372 allowed to authorized distributors as commissions.

              The Fund has adopted a plan of distribution, whereby the Income Fund may pay a service fee in an amount up to 0.25% per annum of the Fund's average daily net assets to qualified recipients. For the year January 1, 1995 to December 31, 1995, $1,758 was accrued or paid.

NOTE 4.       PURCHASE AND SALES OF SECURITIES

              For the year ended December 31, 1995, the Income Fund had purchases of securities, other than short-term investments of $2,060,640. The cost of securities held is the same for Federal income tax and financial reporting purposes.

                              FINANCIAL HIGHLIGHTS

                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                      For the Year Ended          For the Period
                                                                          December 31            February 8, 1993(3)
                                                                    1995              1994      to December 31, 1993
                                                                 ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net Asset Value, Beginning of Period                        $    8.98         $    9.06        $    9.00
                                                                 ------------------------------     ----------------
     Income from Investment Operations:
         Investment Income                                            0.45              0.28             0.15
         Expenses                                                    (0.14)            (0.12)           (0.09)
                                                                 ------------------------------     ----------------
         Net Investment Income                                        0.31              0.16             0.06

     Net realized and unrealized gain (loss) on securities            0.72             (0.07)            0.04
                                                                 ------------------------------     ----------------
     Total from Investment Operations                                 1.03              0.09             0.10

     Less Distributions:
         Distributions from net investment income                    (0.31)            (0.17)           (0.04)
         Dividends from net capital gains                            (0.03)             0.00             0.00

     Net Asset Value, End of Period                              $    9.67         $    8.98        $    9.06
                                                                 ==============================     ================

TOTAL INVESTMENT RETURN                                              11.98%             0.99%            1.21%

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (000)                             $   1,071         $     632        $     135

     Ratio of Expenses to Average Net Assets(1)                       1.86%             1.75%            1.68%(2)

     Ratio of Net Investment Income to Average Net Assets             4.06%             2.17%            0.79%(2)

     Portfolio Turnover Ratio                                        33.40%            37.12%            0.00%(2)

------------------
1. Without the voluntary fee waivers and reimbursement of expenses, the ratio of expenses to average daily net assets for the Income Fund would have been 8.25%, 12.73% and 70.32%, for the years 1995 through 1993 respectively.

2.  Annualized.

3.  Commencement of Operations.

                 See Accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
Board of Directors and Shareholders
Pacific Advisors Fund Inc.
Income Fund

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Pacific Advisors Fund Inc. Income Fund as of December 31, 1995, the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 1995 and 1994, and for the period February 8, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pacific Advisors Fund Inc. Income Fund as of December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 1995 and 1994, and the period February 8, 1993 (commencement of operations) to December 31, 1993, in conformity with generally accepted accounting principles.

   ERNST & YOUNG LLP

   Los Angeles, California
   January 29, 1995

                           PACIFIC ADVISORS FUND INC.
--------------------------------------------------------------------------------

DIRECTORS:
   George A. Henning, Chairman
   Victoria L. Breen
   Thomas M. Brinker
   Kathleen M. Fishkin
   L. Michael Haller III
   Siegfred S. Kagawa
   Takashi Makinodan, Ph.D.
   Gerald E. Miller
   Louise K. Taylor

OFFICERS:
   George A. Henning, President
   Thomas H. Hanson, Vice President, Secretary and Treasurer
   Victoria L. Breen, Assistant Secretary
   Paul W. Henning, Assistant Treasurer

INVESTMENT MANAGER:
   Pacific Global Investment Management Company
   206 North Jackson Street, Suite 201
   Glendale, California 91206

ADVISER:
   MMG Money Management, Inc.
   2700 North Central Avenue, Suite 310
   Phoenix, Arizona 85004

TRANSFER AGENT AND ADMINISTRATOR:
   Pacific Global Investor Services, Inc.
   206 North Jackson Street, Suite 201
   Glendale, California 91206

DISTRIBUTOR:
   Pacific Global Fund Distributors, Inc.
   206 North Jackson Street, Suite 201
   Glendale, California 91206

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current effective prospectus of the Fund, which contains information concerning the investment policies of the Fund as well as other pertinent information.